UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	000-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, Virginia 22824
(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 24, 2023, Shenandoah Telecommunications Company (“Shentel”) announced it has entered into a definitive agreement to acquire 100% of the equity interests of Horizon Acquisition Parent LLC (“Horizon”) for $385 million (the “Transaction”). Consideration will consist of $305 million in cash and $80 million of Shentel common stock. The Transaction is subject to certain regulatory approvals and other customary closing conditions and is expected to close in the first half of 2024.

On October 24, 2023, Shentel issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Shentel will host a conference call and webcast at 8:30 A.M. ET on Wednesday, October 25, 2023. A copy of the investor presentation to be presented at the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information (including Exhibit 99.1 and Exhibit 99.2) be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 24, 2023.

99.2	Investor Presentation, dated October 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains forward-looking statements about Shentel regarding, among other things, its business strategy, its prospects and its financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “plans,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. The forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to Shentel’s beliefs and expectations as to future events and trends affecting its business that are necessarily subject to uncertainties, many of which are outside Shentel’s control. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved, and actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors. A discussion of other factors that may cause actual results to differ from management’s projections, forecasts, estimates and expectations is available in Shentel’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Reports on Form 10-Q. Those factors may include, among others, the ability to obtain the required regulatory approvals and satisfy the closing conditions required for the Transaction, Shentel's ability to obtain the financing for the Transaction, the closing of the Transaction may not occur on time or at all, the expected savings and synergies from the Transaction may not be realized or may take longer or cost more than expected to realize, changes in overall economic conditions including rising inflation, regulatory requirements, changes in technologies, changes in competition, demand for our products and services, availability of labor resources and capital, natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, and other conditions. The forward-looking statements included are made only as of the date of the statement. Shentel undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: October 25, 2023	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer
(Principal Financial Officer)